UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 26, 2007

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 - CONSENT OF INDEPENDENT AUDITORS
EX-99.1 - BLUESTAR RESOURCES LIMITED FINANCIAL STATEMENTS
EX-99.2 - UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     On March 28, 2007, Nuance Communications, Inc. (the “Registrant” or “Nuance”) filed a report on Form 8-K to report the completion of its acquisition of Bluestar Resources Limited (“Bluestar”), parent of Focus Enterprises Limited and Focus Infosys India Private Limited (“Focus”). At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired.
          (1) The historical financial statements of Bluestar, comprising Bluestar’s balance sheets as of December 31, 2006 and December 31, 2005, and the related statements of operations, changes in stockholders’ equity and cash flows for the years then ended are being filed as a component of Exhibit 99.1 to this Form 8-K/A.
     (b) Pro Forma Financial Information.
          (1) The unaudited pro forma combined financial statements of Nuance for the twelve months ended September 30, 2006 and as of and for the three months ended December 31, 2006 giving effect to the acquisition as a purchase of Bluestar by Nuance are being filed as Exhibit 99.2 to this Form 8-K/A.
     (c) Exhibits.
2.1*	Share Purchase Agreement, dated March 13, 2007, by and among Nuance Communications, Inc., Bethany Advisors, Inc., Focus Softek India (Private) Limited and U.S. Bank National Association, as Escrow Agent.

23.1	Consent of Independent Auditors.

99.1	Bluestar Resources Limited Financial Statements.

99.2	Unaudited Pro Forma Combined Financial Statements.

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

By:	/s/ James R. Arnold, Jr.

James R. Arnold, Jr.
Senior Vice President and Chief Financial Officer
     Date: April 17, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated March 13, 2007, by and among Nuance Communications, Inc., Bethany Advisors, Inc., Focus Softek India (Private) Limited and U.S. Bank National Association, as Escrow Agent.

23.1	Consent of Independent Auditors.

99.1	Bluestar Resources Limited Financial Statements.

99.2	Unaudited Pro Forma Combined Financial Statements.

*	Previously filed.